UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 27, 2022

Date of Report (date of earliest event reported)

TRISTATE CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-35913	20-4929029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Oxford Centre 301 Grant Street, Suite 2700	Pittsburgh	Pennsylvania	15219
(Address of principal executive offices)			(Zip Code)

(412) 304-0304

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, no par value	TSC	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock	TSCAP	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock	TSCBP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on June 1, 2022 (the “Closing Date”) of the mergers pursuant to the Agreement and Plan of Merger, dated October 20, 2021 (the “Merger Agreement”), among Raymond James Financial, Inc. (NYSE: RJF), a Florida corporation (“Raymond James”), TriState Capital Holdings, Inc. (NASDAQ: TSC), a Pennsylvania corporation (“TriState Capital”), Macaroon One LLC, a Florida limited liability company and direct, wholly-owned subsidiary of Raymond James (“Merger Sub 1”), and Macaroon Two LLC, a Florida limited liability company and direct, wholly-owned subsidiary of Raymond James (“Merger Sub 2” and, together with Merger Sub 1, “Merger Subs”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 1, 2022, Raymond James completed its previously announced acquisition of TriState Capital pursuant to the Merger Agreement. On the Closing Date, (a) Merger Sub 1 merged with and into TriState Capital (the “First Merger”), with TriState Capital as the surviving entity in the First Merger, and (b) immediately following the First Merger, the surviving entity in the First Merger merged with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 as the surviving entity in the Second Merger. Upon closing of the Second Merger, the separate existence of TriState Capital ceased.

Pursuant to the terms set forth in the Merger Agreement, at the effective time of the First Merger (the “First Effective Time”):

•

Each share of the common stock, no par value, of TriState Capital (the “TSC Common Stock”) issued and outstanding immediately prior to the First Effective Time, including each outstanding unvested restricted stock award (each, a “TSC Restricted Share”) then held by a non-employee director of the Board of Directors of TriState Capital (each, a “Director Restricted Share”), and except for certain shares of TSC Common Stock held by Raymond James or TriState Capital, was converted into the right to receive (i) $6.00 in cash (the “Cash Consideration”) and (ii) 0.25 shares (the “Exchange Ratio”; and such shares, the “Stock Consideration”) of the common stock, par value $0.01 per share, of Raymond James (the “RJF Common Stock”), plus, if applicable, cash in lieu of fractional shares of RJF Common Stock.

•

Each share of 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock, no par value, of TriState Capital (“TSC Series A Preferred Stock”) issued and outstanding immediately prior to the First Effective Time was converted into the right to receive a share of a newly created series of preferred stock of Raymond James, par value $0.10 per share (“RJF Preferred Stock”), having powers, preferences and special rights that are not materially less favorable than those of the TSC Series A Preferred Stock (designated as Raymond James’s 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock and referred to herein as “RJF Series A Preferred Stock”).

•

Each share of 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock, no par value, of TriState Capital (“TSC Series B Preferred Stock”) issued and outstanding immediately prior to the First Effective Time was converted into the right to receive a share of a newly created series of RJF Preferred Stock, having powers, preferences and special rights that are not materially less favorable than those of the TSC Series B Preferred Stock (designated as Raymond James’s 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock and referred to herein as “RJF Series B Preferred Stock”).

•

Each share of Series C Perpetual Non-Cumulative Convertible Non-Voting Preferred Stock, no par value, of TriState Capital (“TSC Series C Preferred Stock”) issued and outstanding immediately prior to the First Effective Time was converted into the right to receive $30.00 in cash multiplied by the number of shares of non-voting common stock, no par value, of TriState Capital such share of TSC Series C Preferred Stock was convertible into pursuant to the terms of the certificate of designations with respect to the TSC Series C Preferred Stock.

•

Those certain warrants to purchase 922,438 shares of TSC Common Stock (the “Warrants”) were automatically converted into the right to receive a cash payment equal to the product of (i) the number of shares of TSC Common Stock subject to such Warrants, multiplied by (ii) $30.00 minus the applicable exercise price per share of TSC Common Stock subject to such Warrants.

•

Each outstanding option to purchase shares of TSC Common Stock (each, a “TSC Option”) was converted into the right to receive a cash payment equal to the product (rounded down to the nearest whole number) of the number of shares of TSC Common Stock subject to such TSC Option immediately prior to the First Effective Time and (i) (A) the amount of the Cash Consideration, plus (B) the Exchange Ratio multiplied by the Average Purchaser Share Price (defined below) (this clause (i), the “Option Payout Amount”), minus (ii) the exercise price per share of the TSC Common Stock subject to such TSC Option. If any TSC Option had an exercise price greater than or equal to the Option Payout Amount, such TSC Option ceased to be outstanding, was cancelled and ceased to exist and the holder of such TSC Option was not entitled to payment of any consideration therefor. “Average Purchaser Share Price” means the average of the per share volume weighted average trading prices of RJF Common Stock on the New York Stock Exchange (as reported in the Eastern Edition of The Wall Street Journal, or if not reported thereby, another authoritative source) for ten (10) trading days ending on the third (3rd) business day prior to the Closing Date.

•

Each outstanding unvested TSC Restricted Share, except any Director Restricted Share, was converted into a number of restricted shares of RJF Common Stock (each, an “RJF Restricted Share”) equal to the Equity Award Conversion Amount (defined below) (rounded down to the nearest whole number). The term “Equity Award Conversion Amount” means (i) the Exchange Ratio plus (ii) the quotient of (A) the Cash Consideration divided by (B) the Average Purchaser Share Price.

In addition, at the First Effective Time, each outstanding TriState Capital depositary share representing a 1/40th interest in a share of TSC Series A Preferred Stock or TSC Series B Preferred Stock was converted into a Raymond James depositary share representing a 1/40th interest in a share of the applicable series of new Raymond James Preferred Stock.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 27, 2022, TriState Capital notified The NASDAQ Stock Market LLC (“NASDAQ”) of the impending consummation of the Mergers and requested that NASDAQ withdraw TSC Common Stock and TriState Capital depositary shares representing TSC Series A Preferred Stock and TSC Series B Preferred Stock from listing on NASDAQ after the end of regular trading hours on NASDAQ on May 31, 2022. In addition, on June 1, 2022, TriState Capital requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) on June 1, 2022 a delisting application on Form 25 with respect to the delisting of TSC Common Stock and TriState Capital depositary shares representing TSC Series A Preferred Stock and TSC Series B Preferred Stock and their deregistration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). As a result, TSC Common Stock and TriState Capital depositary shares representing TSC Series A Preferred Stock and TSC Series B Preferred Stock are no longer listed on NASDAQ.

Additionally, Merger Sub 2, as successor to TriState Capital, intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of TSC Common Stock and TriState Capital depositary shares representing TSC Series A Preferred Stock and TSC Series B Preferred Stock under Section 12(g) of the Exchange Act and the suspension of TriState Capital’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable after the effective time of the Second Merger.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modifications to Rights of Security Holders

As of the First Effective Time, each holder of a certificate or book-entry share representing any shares of TriState Capital Common Stock, TSC Series A Preferred Stock, TSC Series B Preferred Stock or TSC Series C Preferred Stock will cease to have any rights with respect thereto, except the right to receive the merger consideration described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of the Registrant.

On June 1, 2022, pursuant to the Merger Agreement, Macaroon One LLC and TriState Capital merged with TriState Capital as the surviving entity in the merger, and such surviving entity and Macaroon Two LLC merged with Macaroon Two LLC as the surviving entity in the merger. The information set forth under Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

At the effective time of the Second Merger, as a result the Second Merger, TriState Capital ceased to exist as a separate entity and TriState Capital’s directors and executive officers ceased serving as directors and executive officers of TriState Capital.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As of the effective time of the Second Merger, the Amended and Restated Articles of Incorporation and the By-Laws, each as amended, of TriState Capital ceased to be in effect by operation of law.

The organizational documents of Raymond James as of the effective time of the Second Merger are (i) the Amended and Restated Articles of Incorporation of Raymond James, as amended by the Articles of Amendment filed with the Secretary of State of the State of Florida as contemplated by the Merger Agreement, and (ii) the Amended and Restated By-Laws of Raymond James. Copies of the foregoing documents are filed as Exhibits 3.1-3.4 of this Current Report on Form 8-K and are incorporated herein by reference.

Information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following are filed as exhibits to this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 20, 2021, among Raymond James Financial, Inc., Macaroon One LLC, Macaroon Two LLC and TriState Capital Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Raymond James Financial, Inc., filed with the Securities and Exchange Commission on October 26, 2021)

3.1	Amended and Restated Articles of Incorporation of Raymond James Financial, Inc. as filed with the Secretary of State of Florida on February 28, 2022 (incorporated by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q of Raymond James Financial, Inc., filed with the Securities and Exchange Commission on May 9, 2022)

3.2	Amended and Restated By-Laws of Raymond James Financial, Inc., reflecting amendments adopted by the Board of Directors on December 2, 2020 (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of Raymond James Financial, Inc., filed with the Securities and Exchange Commission on December 8, 2020)

3.3	Articles of Amendment to the Amended and Restated Articles of Incorporation of Raymond James Financial, Inc. relating to the Raymond James Financial, Inc. 6.75% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock, $0.10 par value per share (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form 8-A of Raymond James Financial, Inc., filed with the Securities and Exchange Commission on May 31, 2022)

3.4	Articles of Amendment to the Amended and Restated Articles of Incorporation of Raymond James Financial, Inc. relating to the Raymond James Financial, Inc. 6.375% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock, $0.10 par value per share (incorporated by reference to Exhibit 3.4 to the Registration Statement on Form 8-A of Raymond James Financial, Inc., filed with the Securities and Exchange Commission on May 31, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACAROON TWO LLC, as successor by merger to TriState Capital Holdings, Inc.

By: Raymond James Financial, Inc., its sole member.

Date: June 1, 2022	By:	/s/ Paul M. Shoukry
Paul M. Shoukry
Chief Financial Officer and Treasurer